UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) January 16, 2003

                                  IBM CREDIT LLC *
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                1-8175          22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  (Commission    (IRS Employer
           of Incorporation)            File Number)   Identification No.)

             North Castle Drive, MS NCA-306
                  Armonk, New York                      10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                              IBM Credit Corporation

          _____________________________________________________________
          (Former name or former Address, if changed since last report)


          Item 5.  Other Events

          The Registrant's press release dated January 16, 2003, regarding its financial results and selected balance sheet information as of and for the period ended December 31, 2002, is attached.

          * On January 1, 2003, IBM Credit Corporation converted to IBM Credit LLC, a limited liability company. There is no change to its obligations to its customers. IBM Credit LLC remains wholly owned by IBM, operates in the United States and is part of the worldwide IBM Global Financing organization. For more information on financing, visit the IBM Global Financing home page at www.ibm.com/financing.






          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          IBM CREDIT LLC
                                         (Registrant)

                                          By:


                                             /s/ James Boyken
                                          __________________________
                                          Name:  James Boyken
          Date: January 16, 2003          Title: Vice President,Finance









                                             Contact:  J. Timothy Ohsann
                                                       IBM Global Financing
                                                       (914) 765-6647
                                                       ohsann@us.ibm.com




                   IBM CREDIT ANNOUNCES FINANCIAL RESULTS FOR 2002

          ARMONK, N.Y., January 16 2003 . . . IBM Credit LLC* today

          reported 2002 net earnings of $312.1 million, a  decrease

          compared with $445.3 million in 2001.

               New customer financing originations** for acquisition of

          information technology products and services decreased 12 percent to $5.9 billion in 2002, compared with $6.7 billion in 2001. New commercial financing originations -- providing working capital financing -- decreased 10 percent to $10.3 billion in 2002,

          compared with $11.5 billion for the same 2001 period.

               At December 31, 2002, total assets were $13.4 billion,

          compared with $15.3 billion at December 31, 2001, a decrease of

          12 percent.  Retained earnings at December 31, 2002, were $0.9 billion, compared with $1.1 billion at December 31, 2001, a decrease of  18 percent. The return on average equity was 21.0 percent in 2002, compared with 25.0 percent in 2001.

               In the fourth quarter of 2002, net earnings were $82.7

          million, a decrease of 34 percent from $125.1 million in 2001.

          Customer financing originations in the fourth quarter of 2002 were  $1.8 billion, a decrease of 14 percent compared with the same 2001 period. For the fourth quarter of 2002, commercial financing originations were $2.8 billion, a 10 percent decrease compared with the same 2001 period.

          Forward-Looking and Cautionary Statements

          Except for historical information and discussions contained herein, statements contained in this release may constitute

          "forward-looking statements" within the meaning of the Private

          Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange

          Commission.


          * On January 1, 2003, IBM Credit Corporation converted to IBM Credit LLC, a limited liability company. There is no change to its obligations to its customers. IBM Credit LLC remains wholly owned by IBM, operates in the United States and is part of the worldwide IBM Global Financing organization. For more information on financing, visit the IBM Global Financing home page at www.ibm.com/financing.

          ** New customer financing originations reflect assets either owned or managed by IBM Credit LLC.